EXHIBIT 10.1

                      SECOND MODIFICATION TO LOAN DOCUMENTS

     THIS SECOND MODIFICATION TO LOAN DOCUMENTS (this "Modification") is made and entered into effective as of October 1, 2008, by and among KABLE MEDIA SERVICES, INC., a Delaware corporation ("KMS"), KABLE NEWS COMPANY, INC., an Illinois corporation ("KNC"), KABLE DISTRIBUTION SERVICES, INC., a Delaware corporation ("KDS"), KABLE NEWS EXPORT, LTD., a Delaware corporation ("KEXP"), KABLE NEWS INTERNATIONAL, INC., a Delaware corporation ("KINT"), KABLE
FULFILLMENT SERVICES, INC., a Delaware corporation ("KFS"), KABLE FULFILLMENT SERVICES OF OHIO, INC., a Delaware corporation ("KFSO"), PALM COAST DATA HOLDCO, INC., a Delaware corporation ("PCD"), PALM COAST DATA LLC, a Delaware limited liability company ("PCD LLC"), KABLE PRODUCT SERVICES, INC., a Delaware corporation, formerly known as Kable Products Services, Inc. ("KPS"), KABLE SPECIALTY PACKAGING SERVICES LLC, a Delaware limited liability company ("KSPS"), and KABLE STAFFING RESOURCES LLC, a Delaware limited liability company ("KSR") (collectively, the "Borrowers"), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, whose address is 135 South La Salle Street, Chicago, Illinois 60603 (the "Lender").


                              W I T N E S S E T H:
                              --------------------

     A. Lender and KMS, KNC, KDS, KEXP, KINT, KFS, KFSO, PCD and PCD LLC (collectively, the "Initial Borrowers") heretofore have been parties to the following agreements, documents and instruments: (a) Second Amended and Restated Loan and Security Agreement dated as of January 16, 2007, as amended by that certain First Modification to Loan Documents dated as of January 18, 2008 ("First Modification") made by Initial Borrowers, KPS and Lender (together, the "Loan Agreement"); (b) Facility A Revolving Note dated as of January 16, 2007 in the principal amount of up to Thirty Five Million and 00/100 Dollars ($35,000,000) made by Initial Borrowers in favor of Lender ("Facility A Revolving Note"); (c) Facility B Term Note dated as of January 16, 2007 in the principal amount of Three Million Thirty Six Thousand and 00/100 Dollars ($3,036,000) made by Initial Borrowers in favor of Lender ("Facility B Term Note"); (d) Amended and Restated Facility C CapEx Note dated as of January 18, 2008 in the principal amount of Four Million Five Hundred Thousand and 00/100 Dollars ($4,500,000) made by Initial Borrowers and KPS in favor of Lender ("Facility C CapEx Note"); (e) Facility D Revolving Note dated as of January 16, 2007 in the principal amount of up to Ten Million and 00/100 Dollars ($10,000,000) made by Initial Borrowers in favor of Lender ("Facility D Revolving Note", together with the Facility A Revolving Note, Facility B Term Note, Facility C CapEx Note and with all modifications, supplements, amendments, restatements or extensions thereto or thereof, being referred to, collectively, as the "Notes"); and (f) the balance of the other Loan Documents (as defined in the Loan Agreement), documents and instruments delivered in connection therewith.

     B. The Initial Borrowers and KPS have requested that Lender consent to the following proposed transactions (collectively, the "Transactions"): (i) the formation of KSPS and KSR as wholly-owned subsidiaries of KMS; (ii) KSPS and KSR purchasing substantially all the assets of Service Parts Supply Corp., an Ohio corporation, and Resource One Staffing, LLC, an Ohio limited liability company, respectively (the "Acquisitions"); (iii) KSPS and KSR joining into and becoming parties to the Loan Agreement and the other Loan Documents as Borrowers and as grantors of blanket liens on their Collateral to secure the Obligations; (iv) KSPS and KSR borrowing under the Loan Agreement to fund a portion of the purchase price of the Acquisitions; (v) KMS providing a guaranty of certain mortgage obligations assumed by El Dorado Utilities, Inc., a New Mexico corporation, and Affiliate of the Borrowers (the "Fairfield Landlord"), in connection with the Fairfield Landlord's purchase of an approximate 191,000 square foot warehouse facility located at 4275 Thunderbird Lane, Fairfield, Ohio (the "Fairfield Warehouse") as part of the transactions contemplated by the Acquisitions; (vi) the Fairfield Landlord leasing the Fairfield Warehouse to KSPS on the terms and conditions contained in that certain lease between the Fairfield Landlord and KSPS; (vii) KSR assuming Resource One Staffing, LLC's lease of office space at 6584 Sosna Drive, Fairfield, Ohio; and (viii) the modification of the definition of EBITDA.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrowers and Lender hereby agree as follows:

     1.  DEFINITIONS.   Capitalized  words  and  phrases  used  herein  without
         -----------
definition shall have the respective meanings ascribed to such words and phrases in the Loan Agreement.

     2.  AMENDMENTS TO THE LOAN AGREEMENT
         --------------------------------

     2.1 Definitions.
         -----------

          (a) Substituted  Definitions.  The following  definitions contained in
              ------------------------
     Section  1.1 of the Loan  Agreement  are hereby  amended  and  restated  as
     ------------
     follows:

               "Change  of  Control"  shall  mean the  occurrence  of any of the
                -------------------
          following events: (a) KMS shall cease to own and control, directly or indirectly, 100% of the outstanding Capital Securities of KDS; (b) KDS shall cease to, directly or indirectly, own and control 100% of each class of the outstanding Capital Securities of KEXP and KINT or of the surviving or resulting corporation in the event of their merger or consolidation; (c) KMS shall cease to own and control, directly or indirectly, 100% of the outstanding Capital Securities of KNC; (d) KNC shall cease to, directly or indirectly, own and control 100% of each class of the outstanding Capital Securities of KFS and KFSO or of the surviving or resulting corporation in the event of their merger or consolidation; (e) KMS shall cease to own and control, directly or indirectly, 100% of the outstanding Capital Securities of KSR; (f) KMS shall cease to own and control, directly or indirectly, 100% of the outstanding Capital Securities of KSPS; or (g) the granting by KMS, directly or indirectly, of a security interest in its ownership interest in any of the Borrowers, which could result in a change in the identity of the individuals or entities in control of such Borrower. For the purpose hereof, the terms "control" or "controlling" shall mean the possession of the power to direct, or cause the direction of, the management and policies of the Borrower(s) by contract or voting of securities or ownership interests.

               "Capital  Expenditures"  shall mean all  expenditures  (including
                ---------------------
          Capitalized Lease Obligations) which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of the Borrowers, but excluding expenditures made in connection with (a) the replacement, substitution or restoration of assets to the extent financed (i) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored, or (ii) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced, or (b) the acquisition by KSPS of the assets of SPS1 and by KSR of the assets of R1S.

               "EBITDA"  shall mean,  for any specified  period,  the sum of the
                ------
          following for such period: (a) Net Income, plus (b) Interest Charges; plus (c) federal and state income taxes (including the Illinois replacement tax); plus (d) Depreciation; plus (e) non-cash management compensation expense; plus (f) all other non-cash charges, in each case to the extent included in determining Net Income for such period. For purposes of determining compliance with Section 10.3 of this Agreement as of the end of any fiscal quarter, EBITDA for the 12-month period ending at the end of any such fiscal quarter shall include on a pro-forma basis EBITDA of KSPS and KSR for any portion of such 12-month period that is prior to the acquisition by KSPS of the assets of SPS1 and by KSR of the assets of R1S. For the purpose hereof, EBITDA of KSPS and KSR for the 12-month period preceding such acquisition shall be deemed to be $78,083.50 per month, accumulated ratably over such 12-month period.

               "Permitted  Business" shall mean any business conducted by one or
                -------------------
          more of the Borrowers on the closing date of the Second Modification and all other businesses reasonably related thereto, included but not limited to staffing services and packaging, fulfillment and assembly services.

          (b) Substituted Subsection (j) of Eligible Account.  Subsection (j) of
              ----------------------------------------------
     the definition of "Eligible Account" and "Eligible Accounts" in Section 1.1
                                                                     -----------
     of the Loan Agreement is hereby amended and restated as follows:

               (j) it is an Account stated in a monthly statement or an Account invoiced (and dated as of such date) and, in each case, sent to the Account Debtor thereof within the Borrowers' normal monthly billing cycle, but in no event later than thirty (30) days after the shipment and delivery to the Account Debtor of the Goods giving rise thereto or the performance of the services giving rise thereto, and (i) as to KDS and its Subsidiaries which is due and payable within ninety (90) days past the original invoice date (otherwise known as the monthly statement date) thereof, (ii) in the case of Accounts pertaining to KPS, KSPS, KSR, KNC, KFS, KFSO and PCD LLC the Account is evidenced by an invoice which is due and payable within forty-five (45) days after the invoice date and is no more than sixty (60) days past the due date of the invoice, (iii) in the case of Accounts pertaining to KSPS and KSR which are due and payable within sixty (60) days past the original invoice date (otherwise known as the monthly statement date) thereof, and (iv) in the case of Eligible Foreign Accounts, is evidenced by an invoice which is due and payable within one hundred and twenty (120) days after the invoice date, in each case according to the original terms of sale;

          (c) New  Definitions.  The  following  definitions  shall be  inserted
              ----------------
     alphabetically in Section 1.1 of the Loan Agreement:
                       -----------

               "KSR" shall mean Kable Staffing Resources LLC, a Delaware limited
                ---
          liability company.

               "KSPS"  shall  mean Kable  Specialty  Packaging  Services  LLC, a
                ----
          Delaware limited liability company.

               "KSPS Lease" means that certain Lease Agreement dated November 7,
                ----------
          2008 by and between KSPS, as tenant and El Dorado Utilities, Inc., a New Mexico corporation, as landlord, for the property located at 4275 Thunderbird Lane, Fairfield, Ohio.

               "R1S" shall mean  Resource  One  Staffing,  LLC, an Ohio  limited
                ---
          liability company.

               "Second  Modification" shall mean the Second Modification to Loan
                --------------------
          Documents dated as of October 1, 2008 among the Borrowers and the Lender.

               "SPS1"  shall  mean  Service   Parts   Supply   Corp.,   an  Ohio
                ----
          Corporation.

     2.2 The last sentence of Section  2.1(a) of the Loan  Agreement,  captioned
                              ---------------
"Facility A Loan Commitment," is hereby amended and restated to read in its entirety as follows:

               The Facility A Loans shall be used by the Borrowers for the purpose of refinancing an existing line of credit, to provide for short term working capital needs and fund the acquisition of: PCD and PCD, LLC; and the assets of SPS1 and R1S.

     2.3 The first  sentence  of Section  8.3 of the Loan  Agreement,  captioned
                                 ------------
"Compliance With Laws," is hereby amended and restated to read in its entirety as follows:

               Each  Borrower  shall use the  proceeds  of the Loans for working capital, the acquisition of: PCD and PCD, LLC; and the Acquisition of assets of SPS1 and R1S, and other general corporate or business purposes not in contravention of any requirements of law and not in violation of this Agreement, and shall comply in all respects, including the conduct of its business and operations and the use of its properties and assets, with all applicable laws, rules, regulations, decrees, orders, judgments, licenses and permits, except where failure to comply would not reasonably be expected to have a Material Adverse Effect.

     2.4 Section 9.11 of the Loan  Agreement,  captioned  "Use of  Proceeds," is
         ------------
hereby amended and restated to read in its entirety as follows:

               9.11  Use of  Proceeds.  No  Borrower  or any of such  Borrower's
                     ----------------
          Subsidiaries or Affiliates shall use any portion of the proceeds of the Loans, either directly or indirectly, for the purpose of purchasing any securities underwritten by Bank of America Securities, Inc., an Affiliate of the Lender.

     2.5 KSPS and KSR are hereby added to the notice provision under Borrowers and the notices to Lender and counsel to Borrowers are hereby amended and restated to read in its entirety as follows:

     with a courtesy copy to:   Blank Rome LLP
                                One Logan Square
                                130 North 18th Street
                                Philadelphia, PA  19103-6996
                                Attention: Michael C. Graziano, Esq.
                                Telephone No.:  (215) 569-5387
                                Facsimile No.:  (215) 832-5387

     If to the Lender:          LaSalle Bank National Association
                                135 South LaSalle Street, Suite 208
                                Chicago, Illinois 60603
                                Attention: Mr. Christopher Cavaianai
                                Telephone No.: (312) 904-6773
                                Facsimile No.:   (312) 904-4012


     3.  CONSENTS AND WAIVER UNDER LOAN AGREEMENT
         ----------------------------------------
     3.1 Consents  and  Waiver.  On the  terms  and  subject  to the  conditions
         ---------------------
contained herein, the Lender hereby (i) consents to the Transactions and waives any violations of the Loan Agreement that would otherwise apply, including the covenants contained in Sections 9.1, 9.3 and 9.4 and the use of proceeds to fund
                       -------------------------
a portion of the purchase price of the Acquisitions and (ii) approves the creation of KSPS and KSR as subsidiaries of KMS. Lender hereby reserves all rights of the Lender with respect to any future transactions, whether similar in nature or type to the Transactions. Borrowers hereby agree strictly to adhere to the terms and conditions contained in the Loan Agreement.

     4.  ADDITION OF NEW BORROWERS TO THE LOAN DOCUMENTS.
         -----------------------------------------------
     4.1 Addition of KSPS and KSR as a Party. The Borrowers,  including KSPS and
         -----------------------------------
KSR, hereby agree that from and after the date hereof KSPS and KSR are parties to, and bound by, the Loan Agreement and all other Loan Documents, as amended hereby. All references in the Loan Documents to Borrowers shall hereafter include KSPS and KSR. KSPS and KSR each as a "Borrower", agree and confirm that as a result of becoming a party to, and bound by, the Loan Agreement that KSPS and KSR have granted to Lender a security interest in and lien on all the Collateral (as defined in Section 1.1 of the Loan Agreement) of KSPS and KSR.
                          -----------


     5.  REPRESENTATIONS AND WARRANTIES.
         ------------------------------

     5.1 Organization.  Each  Borrower is a  corporation  or  limited  liability
         ------------
company duly organized, existing and in good standing under the laws of the jurisdiction of its organization with full and adequate power to carry on and conduct its business as presently conducted. Each Borrower is duly licensed or qualified in all foreign jurisdictions wherein the nature of its activities require such qualification or licensing, except for such jurisdictions where the failure to so qualify would not have a Material Adverse Effect. The organizational documents and resolutions of the Initial Borrowers and KPS delivered in connection with the closing of the Loan Agreement have not been changed or amended since their delivery to the Lender except as set forth in the First Modification and Exhibit A hereto. The exact legal name of each Borrower is as set forth in the preamble of this Modification, and except as set forth on
Schedule 7.1 to the Loan  Agreement,  as of the date hereof the Borrowers do not
------------
conduct, nor have they during the last five (5) years conducted, business under any other name or trade name. Each Borrower will not change its name, its organizational identification number, if it has one, its type of organization, its jurisdiction of organization or other legal structure, except as permitted by the Loan Agreement.

     5.2 Authorization.  The Borrowers  have full right,  power and authority to
         -------------
enter into this Modification, to borrow monies under the Loan Agreement, as amended hereby, and to perform their obligations under the Loan Agreement as amended hereby.

     5.3 No Conflicts.  The execution and delivery of this  Modification and the
         ------------
performance by each Borrower of its obligations under the Loan Agreement, as amended hereby, do not and will not violate or contravene any provision of law in any material respect or of any of the organizational documents of the Borrowers.

     5.4 Validity and Binding Effect. The Loan Agreement,  as amended hereby, is
         ---------------------------
a legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

     5.5 Compliance with Loan Agreement.  The representations and warranties set
         ------------------------------
forth in Section 7 of the Loan Agreement, as amended hereby, including as amended by the Revisions to Schedules 7.1 and 7.23, copies of which are attached hereto and made a part hereof, are true and correct with the same effect as if such representations and warranties had been made on the date hereof, with the exception that all references to the financial statements shall mean the financial statements most recently delivered to Lender and except for such changes as are specifically permitted under the Loan Agreement. In addition, as of the date hereof, each Initial Borrower has complied with and each Borrower is in compliance with all of the covenants set forth in the Loan Agreement, as amended hereby, including, but not limited to, those set forth in Section 8,
Section 9 (including as amended by the Revision to Schedule 9.1 and Revision to Schedule 9.3 attached hereto) and Section 10 thereof.

     5.6 No Event of  Default.  As of the date  hereof,  no Event of  Default or
         --------------------
Unmatured Event of Default exists under Section 11 of the Loan Agreement, as amended hereby.

     5.7 Release and Waiver.  As of the date hereof,  no Borrower  possesses (or
         ------------------
has knowledge of) any claims, defenses, offsets or counterclaims against Lender (or its officers, directors, members, shareholders, employees or agents) relating to this Modification or the Loan Documents. In the event there exists on the date of this Agreement, any facts that would give rise to any claim, defense, offset or counterclaim against or with respect to the enforcement of this Modification or the Loan Documents, each Borrower hereby unconditionally, irrevocably, and unequivocally waives and fully releases Lender (and its officers, directors, shareholders, employees or agents) of any such claim, defense, offset or counterclaim to the same extent as if such claims were the subject of a lawsuit adjudicated to conclusion and dismissed therein with prejudice.

     5.8 Omnibus  Amendment.  Each of the Loan Documents shall be deemed amended
         ------------------
to give effect to the provisions of this Modification without need for referencing each of the Loan Documents by name. Without limiting the generality of the foregoing, Borrowers and Lender acknowledge that the term "Loan Documents" shall mean all of the Loan Documents as modified by this Modification (and any notes, amendments and agreements delivered in connection herewith). Additionally, as used in the other Loan Documents, the term "Documents" and/or "Loan Documents" shall now be deemed to include this Modification and any other documents, instruments or agreements executed in connection herewith.

     6.  CONDITIONS PRECEDENT. This  Modification shall  become  effective as of
         --------------------
the date above first written after receipt by Lender of the following:

     6.1 Modification. This Modification executed by each Borrower and Lender.
         ------------

     6.2 Resolutions.  A certified copy of resolutions of the Board of Directors
         -----------
and/or shareholders, or members and/or mangers of, as applicable, of each Borrower authorizing the execution, delivery and performance of this Modification and the Loan Documents.

     6.3 Other Documents. Such other documents, certificates, resolutions and/or
         ---------------
opinions of counsel as Lender may request.

     7.  GENERAL.
         -------

     7.1 Governing Law;  Severability.  This Modification  shall be construed in
         ----------------------------
accordance with and governed by the laws of the State of Illinois. Wherever possible each provision of the Loan Agreement and this Modification shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Loan Agreement and this Modification shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Loan Agreement and this Modification.

     7.2 Successors and Assigns.  This  Modification  shall be binding upon each
         ----------------------
Borrower and Lender and their respective successors and assigns, and shall inure to the benefit of such Borrower and Lender and the successors and assigns of Lender.

     7.3 References  to  Loan  Agreement.  This  Modification  amends  the  Loan
         -------------------------------
Agreement, as in effect on the date hereof. Each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", or words of like import, and each reference to the Loan Agreement in any and all instruments or documents delivered in connection therewith, shall be deemed to refer to the Loan Agreement, as amended hereby.

     7.4 Expenses. Borrowers shall pay all costs and expenses in connection with
         --------
the preparation of this Modification and other related loan documents, including, without limitation, reasonable attorneys' fees and time charges of attorneys who may be employees of Lender. Borrowers shall pay any and all stamp and other taxes, UCC search fees, filing fees and other costs and expenses in connection with the execution and delivery of this Modification and the other instruments and documents to be delivered hereunder, and agrees to save Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs and expenses.

     7.5 Counterparts.  This  Modification  may be  executed  in  any  number of
         ------------
counterparts, all of which shall constitute one and the same agreement.

     7.6 Jury Waiver.  BORROWERS AND LENDER IRREVOCABLY WAIVE ANY RIGHT TO TRIAL
         -----------
BY JURY IN ANY ACTION OR PROCEEDING: (a) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS MODIFICATION OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH; OR (b) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS MODIFICATION OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                            [SIGNATURE PAGE FOLLOWS]



     IN WITNESS WHEREOF, the parties have executed this Modification as of the date first above written.

BORRROWERS:

KABLE MEDIA SERVICES, INC.,               KABLE NEWS COMPANY, INC.,
a Delaware corporation                    an Illinois corporation

By:    /s/  Bruce Obendorf                By:    /s/  Bruce Obendorf
      ----------------------                    ----------------------
      Bruce Obendorf,                           Bruce Obendorf,
      Vice President                            Senior Vice President

KABLE NEWS EXPORT, LTD.,                  KABLE NEWS INTERNATIONAL, INC.,
a Delaware corporation                    a Delaware corporation

By:    /s/  Bruce Obendorf                By:    /s/  Bruce Obendorf
      ----------------------                    ----------------------
      Bruce Obendorf,                           Bruce Obendorf,
      Vice President                            Treasurer

KABLE FULFILLMENT SERVICES, INC.,         KABLE FULFILLMENT SERVICES OF
a Delaware corporation                    OHIO, INC., a Delaware corporation

By:    /s/  Bruce Obendorf                By:    /s/  Bruce Obendorf
      ----------------------                    ----------------------
      Bruce Obendorf,                           Bruce Obendorf,
      Vice President                            Vice President

KABLE DISTRIBUTION SERVICES, INC.,        PALM COAST DATA LLC,
 a Delaware corporation                   a Delaware limited liability company

By:    /s/  Bruce Obendorf                By:    /s/  Bruce Obendorf
      ----------------------                    ----------------------
      Bruce Obendorf,                           Bruce Obendorf,
      Senior Vice President                     Vice President

PALM COAST DATA HOLDCO, INC.,             KABLE PRODUCT SERVICES, INC.,
a Delaware corporation                    a Delaware corporation

By:    /s/  Peter M. Pizza                By:    /s/  Bruce Obendorf
      ----------------------                    ----------------------
      Peter M. Pizza, Vice President            Bruce Obendorf,
                                                Executive Vice President Finance

KABLE SPECIALTY PACKAGING SERVICES LLC,   KABLE STAFFING RESOURCES LLC,
a Delaware limited liability company      a Delaware limited liability company

By:    /s/  Bruce Obendorf                By:    /s/  Bruce Obendorf
      ----------------------                    ----------------------
      Bruce Obendorf                            Bruce Obendorf
      Vice President, Finance                   Vice President, Finance

LENDER:

LASALLE BANK NATIONAL ASSOCIATION,
a national banking association


By:    /s/  Christopher Cavaianai
      -----------------------------
      Christopher Cavaianai
      Senior Vice President


                            JOINDER BY JUNIOR LENDER

     The undersigned, being the Junior Lender who executed the Subordination Agreement dated as of January 16, 2007 ("Subordination Agreement") by and between Junior Lender and LaSalle Bank National Association ("Senior Lender") hereby expressly: (a) consents to the execution by Borrowers and Senior Lender of this Amendment; (b) acknowledges that Borrowers' obligations includes all of the obligations and liabilities owing from time to time by Borrowers to Senior Lender, including, but not limited to, the obligations and liabilities of Borrowers to Senior Lender under and pursuant to the Loan Agreement, as amended from time to time; (c) acknowledges that Junior Lender does not have any set-off, defense or counterclaim to the payment or performance of any of the obligations of Borrowers under the Loan Agreement or Junior Lender under its Subordination Agreement; (d) reaffirms, assumes and binds itself in all respects to all of the obligations, liabilities, duties, covenants, terms and conditions that are contained in its Subordination Agreement; (e) agrees that all such obligations and liabilities under its Subordination Agreement shall continue in full force and that the execution and delivery of this Amendment to, and its acceptance by, Senior Lender shall not in any manner whatsoever (i) impair or affect the liability of Junior Lender to the Senior Lender under its Subordination Agreement, (ii) prejudice, waive, or be construed to impair,


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

affect, prejudice or waive the rights and abilities of Senior Lender at law, in equity or by statute, against Junior Lender pursuant to its Subordination Agreement, and/or (iii) release or discharge, nor be construed to release or discharge, any of the obligations and liabilities owing to the Senior Lender by Junior Lender under its Subordination Agreement; and (f) represents and warrants that each of the representations and warranties made by Junior Lender in any of the documents executed in connection with the Loans remain true and correct as of the date hereof.

Dated:  October 1, 2008.

                                          AMREP CORPORATION,
                                          an Oklahoma corporation

                                          By:    /s/  Peter M. Pizza
                                                ----------------------
                                                Peter M. Pizza, Vice President




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